SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
[X]  Definitive Proxy Statement                Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Maxus Realty Trust, Inc.
                      (Formerly Nooney Realty Trust, Inc.)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

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

                            Maxus Realty Trust, Inc.
                                 104 Armour Road
                        North Kansas City, Missouri 64116

                                 March 31, 2001

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 8, 2001, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

   The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust"), formerly Nooney Realty Trust, Inc., is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement. In addition to the election of trustees, the Board is recommending a change to the Trust's Bylaws. This proposed amendment to the Bylaws is found in Proposal 1 on the attached Notice of Annual Meeting, and is referred to herein and in the Proxy Statement as the "Bylaw Amendment." The Bylaw Amendment (i) increases the stock ownership limitation for David L. Johnson, Chairman of the Board and Chief Executive Officer of the Trust from 9.8% to 19.6% and (ii) decreases the stock ownership limitation for all other shareholders of the Trust from 9.8% to 7.6%. The Board believes the Bylaw amendment is in the best interests of the shareholders because it allows Mr. Johnson to have a larger ownership interest in the Trust, which would provide a greater incentive to Mr. Johnson to increase the Trust's performance and shareholder value.

   One risk associated with the Bylaw Amendment is that it helps entrench Mr. Johnson as Chairman of the Board and Chief Executive Officer because he will have the ability to own almost twenty (20%) of the outstanding shares of the Trust, which will make it much more difficult for the remainder of the shareholders to gather the necessary votes to elect new trustees or to remove management. The Bylaw Amendment has the effect of an anti-takeover measure because it reduces even further the percentage that other individual shareholders can acquire to mount a potential takeover.

   As you can see, the Bylaw Amendment involves potential significant benefits and risks to the Company's shareholders. The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the Bylaw Amendment.

   We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. THEREFORE, EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

   We look forward to seeing many shareholders at the meeting.

                                             Sincerely,

                                             /s/ David L. Johnson
                                                 David L. Johnson
                                                 Chairman of the Board and
                                                 Chief Executive Officer


Special Note Regarding Forward-Looking Statements

   Certain statements herein and in the accompanying Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein and in the Proxy Statement , the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in the accompanying Proxy Statement including, without limitation, under the heading "RISK FACTORS."


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

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2001

To the Shareholders of
Maxus Realty Trust, Inc.:

   You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the "Trust"), formerly Nooney Realty Trust, Inc., will be held at 10:00 A.M. on May 8, 2001, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, for the following purposes:

   1. To consider and vote upon a proposal to amend Section 8.8 of Article VIII of the Trust's Bylaws to amend the Trust's "9.8% stock ownership limitation" (i) to allow David L. Johnson, the Trust's Chairman of the Board and Chief Executive Owner, to own up to 19.6% of the outstanding shares of the Trust's common stock and (ii) to decrease the percentage of the outstanding shares of the Trust's common stock that others may own from 9.8% to 7.6%.

   2. To elect seven trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

   3. To vote upon a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposals 1 and/or 2 have not been received by the date of the Annual Meeting of Shareholders.

   4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

   The Trust's Board of Trustees has fixed the close of business on March 22, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF TRUSTEES

                                       /s/ Christine A. Robinson
                                           Christine A. Robinson, Secretary
March 31, 2001
North Kansas City, Missouri

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                                 PROXY STATEMENT
                                PRELIMINARY COPY

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2001

   The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust"), formerly Nooney Realty Trust, Inc., is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 8, 2001, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this proxy statement and the enclosed form of proxy on or about March 31, 2001.

Introduction

   In addition to asking you to vote on nominees to the Board of Trustees, the Board of Trustees is proposing an amendment to the Trust's Bylaws that concerns a limitation on stock ownership in the Trust. The Bylaw amendment is referred to herein as the "Bylaw Amendment" and is described in the accompanying Notice of Annual Meeting under Proposal 1. If adopted, the Bylaw Amendment will (i) increase the stock ownership limitation for David L. Johnson, Chairman of the Board and Chief Executive Officer of the Trust from 9.8% to 19.6% and (ii) decrease the stock ownership limitation for all other shareholders of the Trust from 9.8% to 7.6%.

   The Board of Trustees believes the Bylaw Amendment will be favorable to shareholders primarily because it allows Mr. Johnson to have a larger ownership interest in the Trust, which the Board expects will provide a greater incentive to Mr. Johnson to increase the Trust's performance and shareholder value.

   There are certain risks associated with the Bylaw Amendment. See "Risks Relating to the Bylaw Amendment."

Record Date

   The Board of Trustees has fixed the close of business on March 22, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 22, 2001, there were issued and outstanding and entitled to vote 1,039,624 shares of the Trust's common stock, par value $1.00 per share. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

   If you sign and return the enclosed proxy card, the proxies named therein will vote the shares which it represents in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for (a) the Bylaw Amendment and
(b) the nominees for Trustees named herein. If you are a participant in the Trust's Dividend Reinvestment Plan, the proxy card represents the number of full shares in your dividend reinvestment plan account, as well as shares registered in your name.

   You may revoke your proxy at any time before it is voted (i) by delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) by submitting a later dated proxy, or (iii) by revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Christine A. Robinson, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116.

Voting

   Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write "cumulate" on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by writing the name(s) of such nominee or nominees in the space provided after the entry "For All Nominees Except" on the proxy card. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

   Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the seven candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Trust is required to adopt the Bylaw Amendment described in Proposal 1. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to act on any other matters properly brought before the Meeting.

   Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate "abstain" or "withheld" on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the proposal to amend the Bylaws, abstentions and broker non-votes will have the same effect as a negative vote. In tabulating votes on other matters (other than the election of Trustees), abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee.

Discretionary Authority

   By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, shares represented by proxies will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

   The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

   Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in this Proxy Statement including, without limitation, under the heading "Risks Relating to the Bylaw Amendment."

                                   PROPOSAL 1

                  PROPOSAL TO APPROVE AN AMENDMENT TO ELIMINATE
             SECTION 8.8 OF THE TRUST'S BYLAWS, AS DESCRIBED IN THE
         ACCOMPANYING NOTICE, TO AMEND THE TRUST'S 9.8% STOCK OWNERSHIP
                                   LIMITATION

Proposal 1

   Presently, Section 8.8 of the Trust's Bylaws prohibits any Person owning more than 9.8% of the outstanding shares of the Trust.1 The Board of Trustees recommends to the shareholders that the Trust amend this provision to allow Mr. Johnson to have a larger ownership interest in the Trust, which it believes will provide a greater incentive to Mr. Johnson to increase the Trust's performance and shareholder value. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

         RESOLVED, that Section 8.8 of the Trust's Bylaws be amended, so that as amended, Section 8.8 will provide as follows:

         "8.8 Limitation on Acquisition and Ownership of Shares and Warrants.

         (a) In order to guard against the concentration of ownership of Shares and warrants or similar rights to purchase Shares to an extent which is contrary to the requirements of the REIT Provisions of the Internal Revenue Code, no Person other than David L. Johnson may at any time subsequent to the Trust's commencement of business operations acquire ownership of or own, directly or indirectly, as determined pursuant to both (i) Section 318 and (ii) Sections 542(a) and 544 of the Internal Revenue Code, (A) a number of Shares in excess of 7.6% of the outstanding shares of the Trust, or (B) an aggregate number of Shares and warrants and similar rights to purchase Shares in excess of 7.6% of the aggregate number of outstanding Shares and warrants and similar rights to purchase Shares. David L. Johnson may not at any time subsequent to the Trust's commencement of business operations acquire ownership of or own, directly or indirectly, as determined pursuant to both (i) Section 318 and (ii) Sections 542(a) and 544 of the Internal Revenue Code, (A) a number of Shares in excess of 19.6% of the outstanding shares of the Trust, or (B) an aggregate number of Shares and warrants and similar rights to purchase Shares in excess of 19.6% of the aggregate number of outstanding Shares and warrants and similar rights to purchase Shares. In addition, no Shares shall be transferred (or issued, for example, upon the exercise of warrants) and no warrants shall be transferred to any Person if, following such transfer, such Person's direct or indirect ownership of Shares and warrants and similar rights to purchase Shares would exceed these limits.

--------
   1  The  Trust's  Bylaws  define   "Person"  as  any  individual, corporation,
partnership, trust or other entity.

         (b) If Shares or warrants or similar rights to purchase Shares are acquired by any Person in violation of this Section 8.8, such acquisition shall be valid only to the extent it does not result in a violation of this Section 8.8, and such acquisition shall be null and void with respect to the excess ("Excess Shares" and/or "Excess Warrants"). Excess Shares shall be deemed to have been acquired and to be held on behalf of the Trust, and, as the equivalent of treasury shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest or any other distribution. Excess Warrants shall be deemed to be void.

         (c) The Trust shall, if deemed necessary or desirable to implement the provisions of this Section 8.8, include on the face or back of each Share or warrant certificate issued by the Trust an appropriate legend referring the holder of such certificate to the restrictions contained in this
      Section 8.8 and stating that the complete text of this Section 8.8 is on file with the Secretary of the Trust at the Trust's registered office.

         (d) Nothing herein contained shall limit the ability of the Trustees to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a qualified REIT under the Internal Revenue Code.

         (e) If any provision of this Section 8.8 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court."

Effect of Proposal 1

   The effect of the resolution is to amend Section 8.8 of the Trust's Bylaws to
(i) increase the stock ownership limitation for David L. Johnson, Chairman of the Board and Chief Executive Officer of the Trust from 9.8% to 19.6% and (ii) decrease the stock ownership limitation for all other shareholders of the Trust from 9.8% to 7.6%.

Reasons For Recommending the Bylaw Amendment

   The Trustees believe that the Bylaw Amendment is in the best interests of the shareholders of the Trust because it allows Mr. Johnson to have a larger ownership interest in the Trust, which will provide a greater incentive to Mr. Johnson to increase the Trust's performance and shareholder value.

Risks Relating to the Bylaw Amendment

   Although the Board of Trustees recommends approval of the Bylaw Amendment, the Trust's shareholders should carefully consider the following factors in determining whether to approve the Bylaw Amendment. One risk associated with the Bylaw Amendment is that it helps entrench Mr.

Johnson as Chairman of the Board and Chief Executive Officer because he will have the ability to own almost twenty (20%) of the outstanding shares of the Trust, which will make it much more difficult for the remainder of the shareholders to gather the necessary votes to elect new trustees or to remove incumbent management. The Bylaw Amendment has the effect of an anti-takeover measure because it reduces even further the percentage that other individual shareholders can acquire to mount a potential takeover or change the policies of the Trust. The Bylaw Amendment will make it more difficult for to the Trust to obtain approval of a proposal or transaction that is not supported by the Trust's management.

   Although the Bylaw Amendment has the effect of an anti-takeover measure, the Bylaw Amendment has not been proposed as the result of any specific effort to accumulate the Trust's common stock or to obtain control of the Trust, and the Bylaw Amendment is not being proposed for its anti-takeover effect. Management does not currently have any plan to propose other amendments or take other actions that have an anti-takeover effect. The Trust's Bylaws do currently provide for cumulative voting in the election of trustees.

   In addition, although the Trust does not expect that the approval of the Bylaw Amendment will have any specific Federal income tax consequences to the Trust's Shareholders, it does increase the maximum aggregate stock ownership limitation from 49% to 50%, which reduces the margin for error with regard to the 5/50 Rule as described in the following section entitled "Federal Income Tax Consequences."

Federal Income Tax Consequences

   The Trust does not expect that the approval of the Bylaw Amendment will have any specific Federal income tax consequences to the Trust's Shareholders. If the Bylaw Amendment is approved, the Trust will continue to be structured so as to preserve the Trust's qualification as a REIT under Federal income tax law. The Internal Revenue Code defines a REIT as a corporation, trust or association (i) that is managed by one or more directors or trustees; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) that would be taxable as a domestic corporation, but for sections 856 through 860 of the Internal Revenue Code; (iv) that is neither a financial institution nor an insurance company subject to certain provisions of the Internal Revenue Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) not more than 50% in value of the outstanding capital stock of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) during the last half of each taxable year (the "5/50 Rule"); (vii) that makes an election to be a real estate investment trust (or has made such election for a previous taxable year) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met in order to elect and to maintain real estate investment trust status; (viii) that uses a calendar year for federal income tax purposes and complies with the record keeping requirements of the Internal Revenue Code and Treasury Regulations promulgated thereunder; and (ix) that meets certain other tests regarding the nature of its income and assets.

   In order to qualify as a REIT, if five or fewer Persons during the last half of the taxable year, directly or indirectly, own more than 50% in value of the outstanding capital stock, the Trust would fail to qualify as a REIT in that tax year (i.e., the 5/50 Rule). The 9.8% stock ownership limitation in Section 8.8 of the Trust's Bylaws was designed to ensure that the 5/50 Rule was satisfied. If five or fewer Persons, directly or indirectly, were to acquire Shares that cause the Trust to violate the 5/50 Rule without the Trust's knowledge, the Trust would be taxed as a regular domestic corporation. Any such corporate tax liability could be substantial and would reduce the amount of cash available for distribution to the Trust's stockholders and would likely have a significant impact on the market value of the Trust's common stock.

   The Board does not believe that the Bylaw Amendment will significantly increase the risk of the Trust violating the 5/50 Rule because, if the Bylaw Amendment is approved by the Shareholders, the five person aggregate stock ownership limitation will still not exceed 50%. Prior to the Bylaw Amendment, the maximum percentage that could be owned by five Persons was 49%. After the Bylaw Amendment, the maximum percentage that can be owned by five Persons is 50%. As such, this 1% increase does reduce the margin for error with regard to the 5/50 Rule.

   The affirmative vote of a majority of the outstanding shares entitled to vote are required to approve the Bylaw Amendment described in the foregoing proposal. Accordingly, abstentions and broker non-votes will have the same effect of negative votes in determining whether the proposed amendments have been approved.

   The Board of Trustees Recommends a Vote for the above Described Amendment to the Trust's Bylaws.

                              ELECTION OF TRUSTEES

   The Board of Trustees proposes the election of the seven nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.


                                       POSITIONS OR OFFICES
    NAME                AGE              WITH THE TRUST
    ----                ---          ------------------------

David L. Johnson....     44         Chairman of the Board, Chief
                                    Executive Officer and Trustee
Daniel W. Pishny....     38         President and Trustee
John W. Alvey.......     42         Vice President, Chief Financial and
                                    Accounting Officer and Trustee
Chris Garlich.......     43         Trustee*
Monte McDowell......     43         Trustee*
Robert B. Thomson...     53         Trustee*
Steven Rosenberg....     47         Trustee*
-------
   *Independent Trustee as defined in the Trust's Bylaws.

   Mr. McDowell and Mr. Thomson have served as Trustees since November 9, 1999. Mr. Johnson, Mr. Pishny and Mr. Garlich have served as Trustees since November 27, 1999. Each became a Trustee as a result of a settlement agreement (the "Settlement Agreement") entered into by the Trust relating to a lawsuit filed in 1997 by the Trust against Mr. Johnson and other parties. See "Security Ownership of Certain Beneficial Owners and Management - Recent Change in Control." On July 20, 2000, the Board increased the number of board members from five (5) to seven
(7). Mr. Alvey and Mr. Rosenberg were appointed by the Board to fill the vacancies created by such action on September 19, 2000.

   The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

   David L. Johnson is Chairman, Chief Executive Officer, and majority shareholder of Maxus Properties, Inc. ("Maxus"), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116, that specializes in commercial property management for affiliated owners. He has served in this capacity since 1988. Maxus employs more than 300 people to manage commercial properties, including more than 9,000 apartment units and 600,000 square feet of retail and office space. Mr. Johnson is also Vice President of KelCor, Inc. ("KelCor"), a Missouri corporation that specializes in the acquisition of commercial real estate.

   Daniel W. Pishny is President and Chief Operating Officer of Maxus. He has served in this capacity since 1995. Mr. Pishny is responsible for the day-to-day operations of Maxus and its managed properties.

   Robert B. Thomson is an attorney in private practice in Kansas City, Missouri. His practice emphasizes real estate, business and corporate law. Since 1987, Mr. Thomson has served as a Trustee for the Kansas City, Missouri Police and Civilian Retirement Funds.

   Monte McDowell is President, Chief Executive Officer and principal shareholder of Home Medical Speciality Equipment, Inc., a Missouri corporation doing business as MED4HOME, which he founded in 1994. This corporation is involved in capital equipment medical sales.

   Chris Garlich is the Executive Vice President and member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place. Mr. Garlich has served in this position for the past five years.

   John Alvey is Executive Vice President and Chief Financial Officer of Maxus and President of KelCor. He has served in these capacities since 1988.

   Steven Rosenberg is Acting Manager of Aspen Mortgage, Inc. and Aspen Pacific, Inc. which manages a portfolio of 32 entities that are actively invested in a variety of real estate and non real estate investments. Mr. Rosenberg has served in this position for the past five years. These entities, along with others in the past five years, have invested through debt, equity, and combinations thereof in over 150 transactions totaling over $200,000,000. Mr. Rosenberg acts as both manager and co-investor in these transactions.

   The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Committees of the Board

   From January 1, 2000 to December 31, 2000, the Board of Trustees met five (5) times. All of the incumbent Trustees attended all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served.

   Among the standing committees of the Board of Trustees are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

   The Executive Committee is comprised of David L. Johnson, Monte McDowell and Robert B. Thomson. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust. The Executive Committee met one (1) time during 2000.

   The Audit Committee is comprised of Robert B. Thomson, Chris Garlich, Monte McDowell and Steven Rosenberg. Mr. Rosenberg was appointed to the Audit Committee on December 7, 2000. The functions of the Audit Committee are to recommend to the Board of Trustees the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met four (4) times during 2000. The Board of Trustees has determined that each Audit Committee member is "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Audit Committee Charter

   During 2000, the Board of Trustees of the Trust adopted a new, written Audit Committee Charter, a copy of which Charter is attached hereto as an appendix to the Proxy Statement.

Audit Committee Report

   The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2000; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors' independence.

Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2000 be included in the Trust's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

   This report was made over the name of each member of the Audit Committee, namely Robert B. Thomson, Chris Garlich, Monte McDowell and Steven Rosenberg.

Audit Fees

   The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Trust's reports on Form 10-QSB during the year 2000 was $36,000.

Financial Information Systems Design and Implementation Fees

   KPMG LLP did not bill any fees to the Trust for financial information systems design and implementation services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered during the year ended December 31, 2000.

All Other Fees

   The aggregate fees billed to the Trust by KPMG LLP for all services, other than those described under the preceding two captions, rendered during the year ended December 31, 2000 was $13,300. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of KPMG LLP.

Trustee's Compensation

   Pursuant to the Trust's Bylaws,  David L. Johnson,  Daniel W. Pishny and John
W. Alvey do not receive compensation for their services as Trustees.

   The Trust pays Independent  Trustees the following fees: (a) $900 annual fee,
(b) $450 for each meeting attended in person and (c) $250 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust's business.

   There are no family relationships between any of the Trustees or executive officers.

Executive Compensation

   Annual Compensation. William J. Carden served as Chief Executive Officer from March 1, 1998 until November 9, 1999, at which time David L. Johnson became Chief Executive Officer.

No other person serving as executive officer as of the end of or during 2000 received salary and bonuses exceeding $100,000. The following table presents certain information respecting compensation paid or awarded to Mr. Carden during 1999 and 2000. Mr. Johnson is not compensated by the Trust for his services as Chief Executive Officer.

                                        SUMMARY COMPENSATION TABLE



                                        Annual Compensation                     Long-Term Compensation
                                                                                 Awards               Payouts
                                                                         Restricted   Securities
                                                             Other         Stock        Under-
Name and                                                    Annual       Award(s)        Lying                     All Other
Principal                                                   Compen-         ($)        Options/        LTIP         Compen-
Position           Year         Salary         Bonus        sation                       SARs         Payouts       sation
                                 ($)            ($)           ($)                         (#)           ($)           ($)

William J.         1999        $166,667         N/A           N/A           N/A           N/A           N/A           N/A
Carden,            2000          N/A            N/A           N/A           N/A           N/A           N/A           N/A
CEO


   Mr. Carden's Employment Agreement and Stock Option Agreement provided for acceleration of deferral or vesting in the event his employment was terminated except for cause or the Trust was liquidated.

   Of the $166,667 shown as annual compensation to Mr. Carden in 1999, $141,667 was deferred until a later date pursuant to his employment agreement described below. In connection with the Settlement Agreement described below in "Recent Change in Control," the Trust paid $50,000 to an affiliate of Mr. Carden to settle its deferred compensation obligations to Mr. Carden and Mr. Carden's stock options and stock appreciation rights were canceled.

   Employment Agreements. On March 1, 1998, the Trust entered into an employment agreement with William J. Carden, as Chief Executive Officer, for a five-year period. The base compensation was to be $16,666.67 per month, of which $2,500 was to be payable monthly and $14,166.67 was to be payable on a deferred basis without interest at the end of the term. In connection with the Settlement Agreement described under "Recent Change in Control," the Trust paid $50,000 to an affiliate of Mr. Carden to settle its deferred compensation obligations to Mr. Carden aggregating $283,334.

Related Transactions

   In connection with the Settlement Agreement, the Trust paid $25,000 to provide tail coverage under the Trustees and officers insurance policy covering the Trustees and officers that resigned pursuant to the Settlement Agreement.

   Prior to the Settlement Agreement, the Trust reimbursed Nooney, Inc. for certain general and administrative fees totaling $214,000 for the year ended December 31, 1999.

   For the year ended December 31, 1999, the Trust paid lease commissions of $33,194 to Nooney, Inc.

   In conjunction with the Settlement Agreement, the Trust entered into an agreement with Maxus to manage the Trust's properties. Management fees of $108,992 payable to Maxus have been incurred for the year ended December 31, 2000. The management fees the Trust pays Maxus for the management of the properties held by the Trust ranges from 2.7% to 4.5% of the monthly gross receipts from the operation of each of the properties held by the Trust.

   Robert B. Thomson, an Independent Trustee, performs legal services for the Trust. The Trust paid Mr. Thomson fees totaling $42,869 for legal services rendered by Mr. Thomson in 2000.

Report of the Independent Trustees

   The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

   Prior to the change in control of the Trust's management that occurred on November 9, 1999, two executive officers of the Trust received base salaries. These two executive officers also received stock options. At the time of the change in control, these two executive officers resigned, the Trust's compensation obligations were settled and their stock options were canceled.

   At the first meeting of the new Board of Trustees after the change in control, the Independent Trustees determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) were already significant shareholders of the Trust and (ii) were affiliates of the management company hired by the Trust to manage the properties held by the Trust.

   The  Independent   Trustees  have  determined  that  they  will  review  this compensation policy on an annual basis.

                              Independent Trustees:

                                 Robert Thomson
                                 Monte McDowell
                                  Chris Garlich
                                Steven Rosenberg

Performance Graph

   The following graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Maxus Realty Trust, Inc. ("MRTI"), the NASDAQ Stock

Market Composite Total Return Index ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.


              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           MAXUS REALTY TRUST, NASDAQ STOCK MARKET TOTAL RETURN INDEX
                     AND NAREIT COMPOSITE TOTAL RETURN INDEX

                               MAXUS REALTY TRUST



                               [PERFORMANCE GRAPH]




     Assumes $100 invested on December 31, 1995 in Maxus Realty Trust, Inc.
       Common Stock, NASDAQ Stock Market Index and NAREIT Composite Index

                           DECEMBER 31,
                   --------------------------------------------------------
                  1996        1997        1998        1999        2000
                  -------   -------     -------     -------    -------
NASDAQ           122.71      149.25      208.40      386.76      234.80
NAREIT           135.75      161.36      130.99      122.50      154.21
MRTI             143.65      172.53      109.98       91.01      113.98

                                   PROPOSAL 3

                       PROPOSAL TO APPROVE ANY ADJOURNMENT
                              OF THE ANNUAL MEETING

   A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders, or (ii) for Proposal 3 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposals 1 and/or 2. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposals 1 and/or 2 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 3 on the proxy card.

     The Board of Trustees Recommends a Vote For Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or
                                     Votes.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Recent Change in Control

   On October 19, 1999, the Trust entered into the Settlement Agreement relating to a lawsuit filed in the Circuit Court of Jackson County, Missouri on August 18, 1997 entitled Nooney Realty Trust, Inc. v. David Johnson, et al. (the "Lawsuit"). The closing under the Settlement Agreement occurred on November 9, 1999 (the "Closing").

   The Lawsuit was filed by the Trust. Among other claims, the Trust had asked for a declaratory judgment against certain individuals and entities who hold shares of the Trust. The Trust initiated the suit to obtain a judicial determination of the validity and status of some of the Trust's shares (referred to as "Excess Shares"). On April 27, 1999, the Court entered summary judgment for the defendants on the Trust's declaratory judgment count and designated its decision for appeal without awaiting resolution of the Trust's remaining claims. The Trust appealed the judgment, but on October 19, 1999, the Lawsuit was settled.

   Pursuant to the Settlement Agreement, (i) CGS Real Estate Company, Inc. ("CGS") and certain of its affiliates sold all of their shares of common stock in the Trust owned beneficially or of record by CGS or its affiliates (75,763 shares) to NKC Associates, L.L.C. (37,881) and Chris Garlich (37,882) at a price of $10.00 per share, (ii) Lawrence E. Fiedler, and James P. Ingram resigned as members of the Board of Trustees, and each of William J. Carden, Thomas N. Thurber, Gregory J. Nooney, Jr., Glenda F. White and Patricia A. Nooney resigned as officers of the Trust effective as of the Closing, (iii) Robert B. Thomson and Monte McDowell were elected by the Board of Trustees to fill the vacancies created by the resignations of Messrs. Fielder and Ingram, (iv) CGS and its affiliates terminated each of the management and other services agreements between CGS and its affiliates and the Trust, (v) the Lawsuit was dismissed pursuant to stipulations of dismissal with prejudice signed by each of the parties to the Lawsuit and (vi) William J. Carden and Thomas

N. Thurber terminated their employment agreements with the Trust. In connection with the Settlement Agreement, the Trust paid $50,000 to an affiliate of Mr. Carden and $25,000 to Mr. Thurber to settle its deferred compensation obligation to Messrs. Carden and Thurber aggregating $408,334.

   Effective November 9, 1999, the Board of Trustees elected the following officers: David L. Johnson, Chairman; Daniel W. Pishny, President; John W. Alvey, Vice-President; Christine A. Robinson, Secretary; and Amy Kennedy, Treasurer.

   The Settlement Agreement also required that William J. Carden, Gregory J. Nooney, Jr. and William W. Geary, Jr. resign as members of the Board. However, Rule 14f-1 of the Securities Exchange Act of 1934 required the Trust, at least ten days prior to a change in a majority of the trustees, to file certain information regarding the new management with the Securities and Exchange
Commission and to transmit this information to all shareholders of the Trust. Messrs. Carden, Nooney and Geary resigned effective as of November 27, 1999, the expiration of the ten day period. The remaining members of the Board appointed David L. Johnson, Daniel W. Pishny and Chris Garlich to fill the vacancies on the Board created by these resignations at that time.

   NKC Associates, L.L.C. ("NKC"), which acquired 37,881 shares from CGS, is a Missouri limited liability company whose members are: Daniel W. Pishny (22.5%), John W. Alvey (22.5%), Amy Kennedy (22.5%), Christine A. Robinson (22.5%) and Robert B. Thomson (10%). NKC acts as a limited partner in real estate limited partnerships. NKC acquired the 37,881 shares of the Trust from CGS with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and an affiliate of NKC. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Chris Garlich acquired the 37,882 shares of the Trust from CGS with personal funds.

   NKC, Chris Garlich, David L. Johnson and the other newly appointed officers and Trustees now beneficially own 256,080 shares of the Trust, representing 24.6% of the 1,039,624 issued and outstanding shares of the Trust as of March 12, 2001.

Holdings of Management and Certain Beneficial Owners

   The table below sets forth information as of March 12, 2001, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust's outstanding shares and by all Trustees, nominees and officers as a group:

    Name of              Number of Shares              Percent
Beneficial Owner        Beneficially Owned (1)       of Class (2)
----------------        ----------------------       -------------
David L. Johnson             83,372 (3)                  8.0

Daniel W. Pishny             41,981 (4)                  4.0

Robert B. Thomson            41,645 (5)                  4.0

Chris Garlich                67,082                      6.5

Monte McDowell                4,000 (6)                   *

John W. Alvey                55,881 (4)(7)(8)            5.4

Steven Rosenberg                 -0-                      *

Trustees and Executive
Officers as a group         256,080 (9)                  24.6

(1) Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Accordingly, shares owned separately by spouses or other family members are not included. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

(2) An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding.

(3) Includes: (i) 41,113 shares held by KelCor, Inc., a Missouri corporation owned by Mr. Johnson and his wife, Ms. Sandra Castetter; (ii) 2,100 shares held jointly with his wife; (iii) 300 shares held by his minor son and daughter; and (iv) 500 shares held by his wife.

(4) Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company, in which each of Mr. Pishny and Mr. Alvey hold a 22.5% equity interest.

(5) These shares are held by FQE, L.L.C., a Missouri limited liability company. FQE, L.L.C. obtained the funds used to purchase these shares from proceeds of a loan made to FQE, L.L.C. by David L. Johnson. The loan is evidenced by a promissory note, due on demand, bearing interest at a rate of eight percent per annum, and secured by the shares. Mr. Thomson is the sole member of FQE, L.L.C. Does not include shares described in note (4) held by NKC Associates, L.L.C., in which Mr. Thomson has a 10% interest.

(6) These shares are held by a revocable trust for the benefit of Mr. McDowell's son.

(7) Mr. Alvey disclaims any beneficial ownership of the 41,113 shares held by KelCor, Inc.

(8) Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his affiliates. These loans are unsecured.

(9)  Includes the 37,881 shares held by NKC Associates, L.L.C.

                                  OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Trust's officers and Trustees, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

   Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during fiscal 2000, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that Steven Rosenberg did not file his initial Form 3 within ten (10) days after being appointed to the Board of Trustees as required under Section 16(a) of the Exchange Act.

Independent Auditors

   At the recommendation of the Audit Committee, the Board of Trustees selected KPMG LLP to serve as the Trust's independent auditor for each of the fiscal years ending December 31, 1999 and December 31, 2000. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Other Business

   Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2002 Annual Meeting of Shareholders

   Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2002 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than December 13, 2001, for consideration for inclusion in the next year's Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Trust receives written notice at such address of such matters on or before February 26, 2002.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   A copy of the Trust's Annual Report to  Shareholders  is being furnished with
this  Proxy  Statement.   The  following  portions  of  the  Annual  Report  are
incorporated herein by reference:

       (i) "Management's Discussion and Analysis," at pages A-3 to A-7.

      (ii) "Financial Statements" with the independent auditors report therein, at pages F-1 to F-13.

   Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          /s/ Christine A. Robinson
                                              Christine A. Robinson
                                              Secretary

March 31, 2001
North Kansas City, Missouri

Requests for Annual Report

   A copy of the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for fiscal 2000 will be sent to stockholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Amy Stephenson, 104 Armour Road, North Kansas City, Missouri 64116.

   Only one copy of the Trust's Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust
(i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention: Amy Stephenson, 104 Armour Road, North Kansas City, Missouri 64116, (816) 303-4500.


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

                                   APPENDIX A

                            MAXUS REALTY TRUST, INC.
                             AUDIT COMMITTEE CHARTER


1. The Audit Committee shall be composed entirely of independent directors.

2. The purposes of the Audit Committee are:

   (a) to oversee accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers;

   (b) to oversee the quality and objectivity of financial statements and the independent audit thereof; and

   (c) to act as a liaison between the independent auditors and the full Board of Directors.

The  function  of  the  Audit   Committee  is  oversight;   it  is  management's
responsibility to maintain appropriate systems for accounting and internal control and the auditors' responsibility to plan and carry out a proper audit.

3. As the auditors are ultimately accountable to the Audit Committee and the Board of Directors, the Audit Committee has the following powers:

   (a) to recommend the selection, retention, or termination of auditors;

   (b) to ensure  that the  auditor  submits  on a  periodic  basis to the Audit
       Committee a formal written statement delineating all relationships between the auditor and the company;

   (c) to evaluate the independence of the auditors, and receive the auditors' specific representation as to their independence and make recommendations to the Board of Directors based on such evaluations;

   (d) to meet with the independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors, or other results of such audit(s); (iii) to consider the auditors' comments with respect to the financial policies, procedures and internal accounting controls of the company and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Directors and shareholders;

   (e) to review with financial management and the independent auditors the 10-Q and 10-K prior to their filing or prior to the release of earnings;

   (f) to consider the effect upon the company of any changes in accounting principles or practices proposed by management or the auditors;

   (g) to review the fees charged by the auditors for audit and non-audit services;

   (h) to investigate improprieties or suspected improprieties in company operations; and

   (i) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meeting as circumstances require.

5. The Audit Committee shall regularly meet with the Board of Directors and with internal auditors, if any.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the company.

7. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

8. The Audit Committee shall continue to be governed by Section 2.10 of the Bylaws.

                                   APPENDIX B


                                 DEFINITIVE COPY
                                 [FORM OF PROXY]

                                      PROXY
                            MAXUS REALTY TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned does hereby appoint Daniel W. Pishny and Christine A. Robinson and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 8, 2001, commencing at 10:00 A.M. in the 24th Floor Conference Room at 2345 Grand
Boulevard, Suite 2400, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

   With respect to the election of Trustees (Proposal 2), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

                   (Please sign and date on the reverse side)

                        THE BOARD OF TRUSTEES RECOMMENDS
                            A VOTE FOR THE FOLLOWING:           Please mark
                                                                your votes as
                         (See the Reverse for Additional        indicated in
                                Instructions on                 this example
                                 Proposition 2)                 [X]

1. Proposal to amend Section 8.8 of the Trust's Bylaws to revise the Trust's "9.8% stock ownership limitation."

            FOR   [ ]         AGAINST   [ ]         ABSTAIN   [ ]

2. Election of Trustees.

   FOR all Nominees (except as marked to the contrary [ ]

   WITHHOLD AUTHORITY to vote for all nominees [ ]

   (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

   Nominees: David L. Johnson, Daniel W. Pishny, Chris Garlich, Monte McDowell, Robert B. Thomson, John W. Alvey, Steven Rosenberg (Cumulative voting applies-See Proxy Statement)

3. Adjournment of the meeting to allow for additional solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposals 1 and/or 2.

            FOR   [ ]         AGAINST   [ ]         ABSTAIN   [ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

   IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.


                                          ________________________________, 2001
                                                      Date

                                          ______________________________________
                                                   Signature

                                          ______________________________________
                                             Signature if held jointly

                                          Please  sign  exactly as name  appears
                                          hereon. Joint owners should each sign.
                                          When  signing as  attorney,  executor,
                                          administrator,  trustee  or  guardian,
                                          please give full title as such.

                                   APPENDIX C

    1. Page 16 of the printed proxy statement contains a performance graph. The information in the graph is set forth in the table immediately following the graph.